UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2018

(Exact name of registrant as specified in its charter)

Delaware	1-4018	53-0257888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3005 Highland Parkway
Downers Grove, Illinois	60515
(Address of principal executive offices)	(Zip Code)

(630) 541-1540

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

As announced in December 2017, Dover Corporation (“Dover”) is pursuing a plan to spin-off Apergy Corporation (“Apergy”) into a stand-alone, public company. This spin-off will result in the distribution of Apergy shares to Dover’s shareholders, including shareholders who hold Dover common stock under the Dover Corporation Retirement Savings Plan (the “Plan”). To enable the Plan administrator to update its records to reflect the distribution of Apergy shares, Plan participants and beneficiaries will be temporarily unable to exercise certain rights otherwise available under the Plan, including the ability to transfer funds into or out of the Dover Stock Fund held in the Plan (the “blackout”). The blackout is expected to begin on May 7, 2018 and last five calendar days, with an expected end date of May 11, 2018.

During the blackout, Dover’s directors and executive officers will be prohibited from directly or indirectly purchasing, selling, acquiring or transferring any Dover common stock or derivative security with respect to Dover common stock acquired in connection with their service or employment as a director or officer. On April 6, 2018, Dover sent a notice (the “Blackout Notice”) to its directors and executive officers informing them of the blackout and the trading restrictions to be imposed on them. This Blackout Notice and the trading restrictions are required by Section 306(a) of the Sarbanes-Oxley Act of 2002 and Regulation BTR (i.e., the Blackout Trading Restriction) promulgated by the U.S. Securities and Exchange Commission.

Any inquiries about the blackout may be directed to: RetirementPlans@dovercorp.com, or Dianne Purcell, Retirement Plan Manager, 3005 Highland Ave, Downers Grove, IL, 60515, 630-451-1540.

Attached hereto as Exhibit 99.1 and incorporated by reference is a copy of the Blackout Notice.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Blackout Notice, dated April 6, 2018, provided to directors and Section 16 officers of Dover.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOVER CORPORATION
Date: April 6, 2018

	By:	/s/ Ivonne M. Cabrera
Ivonne M. Cabrera
Senior Vice President, General Counsel & Secretary